PROSPECTUS	February 25, 2011

The TARGET Portfolio Trust®

Large Capitalization Growth Portfolio
Class T: TALGX
Class R: TLCRX

Large Capitalization Value Portfolio
Class T: TALVX
Class R: TLVRX

Small Capitalization Growth Portfolio
Class T: TASGX
Class R: TSCRX

Small Capitalization Value Portfolio
Class T: TASVX
Class R: TSVRX

International Equity Portfolio
Class T: TAIEX
Class R: TEQRX
Class Q: TIEQX

Total Return Bond Portfolio
Class T: TATBX
Class R: TTBRX

Intermediate-Term Bond Portfolio
Class T: TAIBX

Mortgage-Backed Securities Portfolio
Class T: TGMBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios' shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Target Funds, Target Portfolio Trust, Prudential Investments , Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY: LARGE CAP GROWTH PORTFOLIO

9	SUMMARY: LARGE CAP VALUE PORTFOLIO

15	SUMMARY: SMALL CAP GROWTH PORTFOLIO

20	SUMMARY: SMALL CAP VALUE PORTFOLIO

25	SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

31	SUMMARY: TOTAL RETURN BOND PORTFOLIO

38	SUMMARY: INTERMEDIATE-TERM BOND PORTFOLIO

45	SUMMARY: MORTGAGE-BACKED SECURITIES PORTFOLIO

51	HOW THE PORTFOLIOS INVEST

76	HOW THE TRUST IS MANAGED

89	PORTFOLIO DISTRIBUTIONS AND TAX ISSUES

93	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST

104	FINANCIAL HIGHLIGHTS

119	GLOSSARY

SUMMARY: LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term capital appreciation.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.23	.23
=Total Annual Fund Operating Expenses	.83	1.58
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.83	1.33

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$85	$265	$460	$1,025	$85	$265	$460	$1,025
Class R	$135	$474	$837	$1,857	$135	$474	$837	$1,857

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 171% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our investment objective, the Portfolio purchases stocks of large companies that the Portfolio believes will experience earnings growth at a rate faster than that of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). The Portfolio normally invests at least 80% of its investable assets in common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of January 31, 2011, the Russell 1000 Index median market capitalization was approximately $5.4 billion, and the largest company by market capitalization was $411.2 billion. Market capitalization is measured at the time of purchase.

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies, including foreign companies operating in emerging market countries. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.
  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 4th Quarter 2001 20.55% Worst Quarter: 3rd Quarter 2001 -26.20%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	16.08	1.15	-2.47	N/A
Return After Taxes on Distributions	16.03	0.77	-2.87	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	10.52	0.99	-2.07	N/A
Class R Shares
Return Before Taxes	15.48	N/A	N/A	0.98
Index (reflects no deductions for fees, expenses or taxes)
Russell 1000 Growth Index	16.71	3.75	0.02	N/A
S&P 500 Index	15.08	2.29	1.42	N/A
Lipper Average	14.80	2.48	-0.23	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Marsico Capital Management, LLC	Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	June 2005
		A. Douglas Rao	Portfolio Manager, Senior Analyst	February 2010
		Coralie Witter, CFA	Portfolio Manager, Senior Analyst	February 2011
	Massachusetts Financial Services Company	Eric B. Fischman	Investment Officer	January 2011

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is total return consisting of capital appreciation and dividend income.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.21	.21
=Total Annual Fund Operating Expenses	.81	1.56
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.81	1.31

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$83	$259	$450	$1,002	$83	$259	$450	$1,002
Class R	$133	$468	$826	$1,835	$133	$468	$826	$1,835

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value as well as pay the Portfolio dividends. To achieve our objective, we invest in large company stocks that we believe are undervalued, and have an above-average potential to increase in price, given the company's sales, earnings, book value, and cash flow. The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of large companies. Large companies are defined as companies with market capitalizations like those in the Russell 1000 Index. As of January 31, 2011, the Russell 1000 Index median market capitalization was approximately $5.4 billion, and the largest company by market capitalization was $411.2 billion. Market capitalization is measured at the time of purchase.

Although the Portfolio invests primarily in common stocks of U.S. companies, the portfolio may also purchase common stocks of foreign companies. The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

The Portfolio may also invest in other equity securities, including, but not limited to, exchange-traded funds, convertible securities, preferred stock and real estate investment trusts.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.
  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2003 20.10% Worst Quarter: 4th Quarter 2008 -23.94%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	13.20	-1.06	3.66	N/A
Return After Taxes on Distributions	12.92	-2.17	2.60	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	8.94	-0.96	3.00	N/A
Class R Shares
Return Before Taxes	12.62	N/A	N/A	-3.42
Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Value Index	15.51	1.28	3.26	N/A
S&P 500 Index	15.08	2.29	1.42	N/A
Lipper Average	12.96	0.88	2.61	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eaton Vance Management	Michael R. Mach	Vice President	December 2008
		Matthew F. Beaudry	Vice President	February 2010
		John D. Crowley	Vice President	February 2010
		Stephen J. Kaszynski	Vice President	February 2010
	Hotchkis and Wiley Capital Management, LLC	Sheldon Lieberman	Principal & Portfolio Manager	August 2000
		George Davis	Principal, Portfolio Manager & CEO	April 2006
		Patricia McKenna	Principal & Portfolio Manager	April 2006
		Scott McBride	Portfolio Manager	October 2009
		Judd Peters	Portfolio Manager	October 2009
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	December 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	December 2005
		Thomas Oliver, CPA, CFA	Senior Vice President, Portfolio Manager	September 2008
		R. Burns McKinney, CFA	Senior Vice President, Portfolio Manager	September 2010
		Jeff Reed, CFA	Portfolio Manager	February 2011
		Jonathon Miller	Portfolio Manager	February 2011

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is maximum capital appreciation.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.36	.36
=Total Annual Fund Operating Expenses	.96	1.71
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.96	1.46

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$98	$306	$531	$1,178	$98	$306	$531	$1,178
Class R	$149	$514	$905	$1,999	$149	$514	$905	$1,999

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 64% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our objective, we invest in the stocks of small companies that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. The Portfolio normally invests at least 80% of its investable assets in common stocks of small companies. Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Growth Index. As of January 31, 2011, the Russell 2000 Growth Index median market capitalization was approximately $550 million, and the largest company by market capitalization was $5.1 billion. Market capitalization is measured at the time of purchase.

Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Small Company Risk. Small companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2009 21.32% Worst Quarter: 3rd Quarter 2001 -26.57%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	26.58	-0.37	-1.66	N/A
Return After Taxes on Distributions	26.58	-0.38	-1.66	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	17.27	-0.32	-1.40	N/A
Class R Shares
Return Before Taxes	25.93	N/A	N/A	-0.44
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index	29.09	5.30	3.78	N/A
Russell 2000 Index	26.85	4.47	6.33	N/A
Lipper Average	27.62	4.21	3.47	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Eagle Asset Management	Bert L. Boksen, CFA	Senior Vice President & Managing Director	July 2008
		Eric Mintz, CFA	Assistant Portfolio Manager	July 2008

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is above-average capital appreciation.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.60	.60
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.16	.16
=Total Annual Fund Operating Expenses	.76	1.51
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.76	1.26

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$78	$243	$422	$942	$78	$243	$422	$942
Class R	$128	$453	$800	$1,780	$128	$453	$800	$1,780

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve our objective, we invest in stocks of small companies that we believe are undervalued and have an above-average potential to increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio normally invest at least 80% of its investable assets in common stocks of small companies. Small companies are those companies with market capitalizations comparable to those in the Russell 2000 Value Index. As of January 31, 2011, the Russell 2000 Value Index median market capitalization was approximately $469 million and the largest company by market capitalization was $3.8 billion. Market capitalization is measured at the time of purchase. Because the Portfolio invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small Company Risk. Small companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2003 20.81% Worst Quarter: 4th Quarter 2008 -22.10%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	23.63	6.10	11.22	N/A
Return After Taxes on Distributions	23.47	5.30	9.39	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	15.57	5.04	9.14	N/A
Class R Shares
Return Before Taxes	22.97	N/A	N/A	4.77
Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	24.50	3.52	8.42	N/A
Russell 2000 Index	26.85	4.47	6.33	N/A
Lipper Average	25.22	4.08	7.32	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	EARNEST Partners, LLC	Paul E. Viera, Jr.	CEO & Partner	December 2001
	NFJ Investment Group LLC	Ben J. Fischer, CFA	Managing Director, Portfolio Manager	February 2005
		Paul A. Magnuson	Managing Director, Portfolio Manager	October 2003
		Morley D. Campbell CFA	Senior Vice President, Portfolio Manager	September 2008
	Lee Munder Capital Group, LLC	R. Todd Vingers	Portfolio Manager	July 2005
	J.P. Morgan Investment Management, Inc.	Christopher T. Blum	Managing Director	July 2005
		Dennis S. Ruhl	Managing Director	July 2005
	Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	Senior Portfolio Manager	November 2005
		Scott J. Weber, CFA	Portfolio Manager	November 2005

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is capital appreciation.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R	Class Q
Management Fees	.70	.70	.70
+Distribution and service (12b-1) fees	None	.75	None
+Other expenses	.34	.34	.25
=Total Annual Fund Operating Expenses	1.04	1.79	.95
- Distribution Fee waiver or expense reimbursement	None	(.25)	None
= Net annual Portfolio operating expenses	1.04	1.54	.95

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$106	$331	$574	$1,271	$106	$331	$574	$1,271
Class R	$157	$539	$946	$2,085	$157	$539	$946	$2,085
Class Q	$97	$303	$525	$1,166	$97	$303	$525	$1,166

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will increase in value. To achieve this objective, we purchase stocks of foreign companies. These companies may be based in developed as well as developing countries. The Portfolio normally invests at least 80% of its investable assets in stocks of companies in a diverse array of foreign countries. For purposes of this policy, the Portfolio will invest in stocks of companies that are organized under the laws of a foreign country, companies that derive more than 50% of their revenues from activities in foreign countries, and companies that have at least 50% of their assets located abroad. The foreign securities held by the Portfolio normally will be denominated in foreign currencies, including the euro - a multinational currency unit. The Portfolio may invest in large-, mid- or small-capitalization companies. To the extent the Portfolio invests in small- or mid-capitalization companies, the risk is greater than with larger companies because shares of small- or mid-capitalization companies tend to be less liquid and more volatile than those of large companies.

The Portfolio may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Equity Market Risk. There is the risk that the price of a particular stock owned by the Portfolio could go down. In addition to an individual stock losing value, the value of a market sector or of the equity markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Style Risk. The risk that the particular investment style followed by the Portfolio may be out of favor for a period of time.

Small Company Risk. Small companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.
  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2009 26.33% Worst Quarter: 4th Quarter 2008 -21.59%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	10.69	4.02	3.40	N/A
Return After Taxes on Distributions	10.42	2.72	2.59	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	7.29	3.23	2.80	N/A
Class R Shares
Return Before Taxes	10.09	N/A	N/A	0.76
Index (reflects no deductions for fees, expenses or taxes)
MSCI EAFE Index	7.75	2.46	3.50	N/A
Lipper Average	8.07	2.01	2.68	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner & Portfolio Manager	April 2005
		Menno Vermuelen, CFA	Partner, Portfolio Manager & Senior Quantitative Analyst	April 2005
		Puneet Mansharamani, CFA	Partner, Portfolio Manager & Senior Quantitative Analyst	January 2006
	Thornburg Investment Management, Inc.	William V. Fries, CFA	Managing Director	April 2005
		Wendy Trevisani	Managing Director	April 2005
		Lei Wang, CFA	Managing Director	September 2006

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: TOTAL RETURN BOND PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is total return consisting of income and capital appreciation.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class T	Class R
Management Fees	.45	.45
+Distribution and service (12b-1) fees	None	.75
+Other expenses	.22	.22
=Total Annual Fund Operating Expenses	.67	1.42
- Distribution Fee waiver or expense reimbursement	None	(.25)
= Net annual Portfolio operating expenses	.67	1.17

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$68	$214	$373	$835	$68	$214	$373	$835
Class R	$119	$425	$753	$1,680	$119	$425	$753	$1,680

° The distributor of the Portfolio has contractually agreed through February 29, 2012 to reduce its distribution and service (12b-1) fees for the Portfolio's Class R shares to .50 of 1% of the average daily net assets of the Class R shares of the Portfolio. This waiver may not be terminated by the distributor prior to February 29, 2012, and may be renewed, modified or discontinued thereafter. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Portfolio's Board of Trustees.

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 369% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will pay income as well as increase in value. To achieve this objective, we normally invest at least 80% of investable assets in "investment grade" debt obligations issued or guaranteed by the U.S. Government and its agencies, or issued by U.S. companies, foreign companies and foreign governments and their agencies and unrated debt obligations that we believe are comparable in quality. "Investment grade" debt obligations are rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio can invest up to 30% of its total assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

The Portfolio invests in mortgage-related securities issued or guaranteed by U.S. Government entities including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, the Portfolio may invest up to 25% of the Portfolio's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Portfolio may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve the its return.

The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. In addition, we may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may invest up to 20% of the Portfolio's assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities- also known as "junk bonds"- have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

Interest Rate Risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Debt Market Risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment Risk. Mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.
  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Short Sales Risk. The Portfolio may engage in short sales. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over the counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Liquidity Risk. The risk that the Portfolio may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell liquid securities at an unfavorable time and conditions.

Investments in non-investment grade fixed income securities (junk bonds), as applicable, will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 2nd Quarter 2009 7.11% Worst Quarter: 3rd Quarter 2008 -3.84%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years	Since Inception
Class T Shares
Return Before Taxes	7.26	7.79	6.99	N/A
Return After Taxes on Distributions	5.11	5.29	4.69	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	4.93	5.20	4.63	N/A
Class R Shares
Return Before Taxes	6.77	N/A	N/A	7.77
Index (reflects no deductions for fees, expenses or taxes)
Barclays Capital Aggregate Bond Index	6.54	5.80	5.84	N/A
Lipper Average	10.00	5.57	6.27	N/A

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Chris Dialynas	Managing Director	August 2000

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: INTERMEDIATE-TERM BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's investment objective is current income and reasonable stability of principal.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management Fees	.45
+Distribution and service (12b-1) fees	None
+Other expenses	.21
=Total Annual Portfolio Operating Expenses	.66

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$67	$211	$368	$822	$67	$211	$368	$822

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 938% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio's investment objective is current income and reasonable stability of principal. This means that we seek investments that we think will pay dividends and other income, while attempting to minimize volatility. To achieve this objective, the Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments. The Portfolio may invest in mortgage-related securities issued or guaranteed by U.S. Government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. Debt obligations in which the Portfolio may invest include structured notes.

The Portfolio may invest up to 30% of its assets in foreign currency-denominated debt obligations. The Portfolio's foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) will normally be limited to 20% of the Portfolio's total assets.

The Portfolio may invest up to 20% of investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock. The Portfolio may also invest in asset-backed securities including collateralized loan obligations (CLOs), collateralized debt obligations (CDOs), collateralized bank obligations (CBOs), automobile loans and credit card receivables. The Portfolio may also use derivatives, such as futures, swaps and options, for hedging purposes or to seek to improve its returns. The Portfolio normally invest at least 80% of its investable assets in "investment grade" debt obligations- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, the Portfolio may invest up to 20% of the its assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated bonds that we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities which may increase transaction costs and taxes. "Intermediate-term" bonds have dollar-weighted maturities of more than 3 years and less than 10 years. The Portfolio will maintain an average duration that normally ranges between two years below and two years above the average duration of the Portfolio's benchmark index.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities- also known as "junk bonds"- have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

Interest Rate Risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Debt Market Risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment Risk. Mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.

Investments in Foreign Securities. Investing in foreign securities presents additional risks, as discussed below:

  Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.
  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Portfolio does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Portfolio to lose money and reduce the amount of income available for distribution.
  Political developments. Political developments may adversely affect the value of the Portfolio's foreign securities.

Short Sales Risk. The Portfolio may engage in short sales. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over the counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Liquidity Risk. The risk that the Portfolio may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell liquid securities at an unfavorable time and conditions.

Investments in non-investment grade fixed income securities (junk bonds), as applicable, will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 3rd Quarter 2001 5.11% Worst Quarter: 2nd Quarter 2004 -1.98%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years
Class T Shares
Return Before Taxes	6.93	7.54	6.38
Return After Taxes on Distributions	4.55	5.17	4.24
Return After Taxes on Distributions and Sale of Portfolio Shares	4.64	5.15	4.24
Index (reflects no deductions for fees, expenses or taxes)
Barclays Capital Intermediate Government/Credit Bond Index	5.89	5.53	5.51
Lipper Average	7.74	5.18	5.34

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director	January 2011

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

SUMMARY: MORTGAGE-BACKED SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is high current income with a secondary investment objective of capital appreciation, each to the extent consistent with protection of capital.

PORTFOLIO FEES AND EXPENSES

These tables show the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or sale proceeds)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None

Annual Portfolio Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
Class T
Management Fees	.45
+Distribution and service (12b-1) fees	None
+Other expenses	.43
=Total Annual Portfolio Operating Expenses	.88

Example. The following hypothetical example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class T	$90	$281	$488	$1,084	$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year, the Portfolio's portfolio turnover rate was 646% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio seeks investments that will pay income and also increase in value, while attempting to reduce volatility. To achieve these objectives, the Portfolio normally invests at least 80% of its investable assets in mortgage-backed debt securities. These securities will usually be mortgage-related securities issued or guaranteed by U.S. Government agencies. However, the Portfolio may invest up to 25% of its total assets in privately issued mortgage-related securities (which are not guaranteed by the U.S. Government).

The Portfolio's investments in mortgage-related securities may include collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio may also invest in asset-backed securities like automobile loans and credit card receivables. The Portfolio normally purchases debt obligations that are rated at least A by Moody's or S&P, or the equivalent by another major rating service, and unrated bonds we believe are comparable in quality. The Portfolio may continue to hold an obligation even if it is later downgraded or no longer rated. The Portfolio may actively and frequently trade its portfolio securities.

Principal Risks of Investing in the Portfolio. All investments have risks to some degree. Please remember that an investment in the Portfolio is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser(s). These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of increase in expenses. Your actual cost of investing in the Portfolio may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if a voluntary fee waiver is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Credit Risk. The debt obligations in which the Portfolio invests are generally subject to the risk that the issuer may be unable to repay principal and make interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Below-investment grade securities- also known as "junk bonds"- have a higher risk of default and tend to be less liquid than higher-rated securities.

In addition, some of the U.S. Government securities and mortgage-related securities in which the Portfolio may invest are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These securities include, but are not limited to, direct obligations issued by the U.S. Treasury, and obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Government National Mortgage Association. Securities issued by other government entities that may be chartered or sponsored by Acts of Congress, in which the Portfolio may invest, are not backed by the full faith and credit of the United States. These securities include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), each of which has the right to borrow from the U.S. Treasury to meet its obligations.

Interest Rate Risk. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and a Portfolio's net asset value (or share price) generally move in opposite directions from interest rates.

Debt Market Risk. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Prepayment Risk. Mortgage-related securities and asset-backed securities are subject to prepayment risk. If these securities are prepaid, the Portfolio may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

Derivatives Risk. The Portfolio may use derivatives, including futures and options, as a principal investment strategy to improve its returns or as a hedge to protect their assets. Derivatives present additional risks. Using derivatives as a return-enhancement strategy may be unsuccessful. When used for hedging purposes, the change in value of the derivatives may not fully offset the corresponding changes in value of the underlying positions. In either case, this could result in losses to the Portfolio that would not otherwise have occurred.

Active Trading Risk. The Portfolio actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Portfolio's performance and have adverse tax consequences.

Liquidity Risk. The risk that the Portfolio may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Portfolio's value or prevent the Portfolio from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell liquid securities at an unfavorable time and conditions.

Investments in non-investment grade fixed income securities (junk bonds), as applicable, will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Short Sales Risk. The Portfolio may engage in short sales. Short sales are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, in the case of the over the counter contracts there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

For more information on the risks of investing in this Portfolio, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Portfolio's Past Performance. A number of factors - including risk - can affect how the Portfolio performs. The following charts show the Portfolio's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns tables demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Portfolio will achieve similar results in the future. Updated Portfolio performance is available online at www.prudential.com.

Annual Total Returns % (Class T Shares)
Best Quarter: 3rd Quarter 2009 5.72% Worst Quarter: 4th Quarter 2008 -1.92%

Average Annual Total Returns % (as of 12/31/2010)
	One Year	Five Years	Ten Years
Class T Shares
Return Before Taxes	9.93	6.76	5.76
Return After Taxes on Distributions	8.01	4.92	3.88
Return After Taxes on Distributions and Sale of Portfolio Shares	6.42	4.81	3.85
Index (reflects no deductions for fees, expenses or taxes)
Citigroup Mortgage Backed Securities Index	5.50	6.37	5.94
Barclays Capital Mortgage Backed Securities Index	5.37	6.34	5.89
Lipper Average	6.78	4.75	4.77

°After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The "Return After Taxes on Distributions and Sale of Portfolio Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Portfolio shares, a tax deduction is provided that benefits the investor.

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Wellington Management Company, LLP	Michael F. Garrett	Senior Vice President	February 2010

BUYING AND SELLING PORTFOLIO SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Portfolio's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Portfolio calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

Shares of the Portfolio are offered only to a limited group of investors. Investors are not required to pay an initial sales charge or contingent deferred sales charge. There is no minimum purchase amount. In order to purchase shares of the Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Portfolio shares.

Shares of the Portfolio may be sold by contacting your financial adviser or registered representative.

For more information on how to buy and sell shares of the Portfolio, see How to Buy, Sell and Exchange Shares of the Trust in the Prospectus.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Portfolio's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Portfolio shares through a financial services firm, the Portfolio, the Manager, or their related companies may pay the financial services firm for the sale of Portfolio shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Portfolio over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

Large Cap Growth and Small Cap Growth Portfolios

When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, which may include the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. Each of the Portfolios is managed by one or more subadvisers. Within the guidlines set forth above, each subadviser utilizes its own investment philosophies and investment approaches in managing its portion of the respective Portfolio's assets.

Large Cap Value, Small Cap Value and International Equity Portfolios

We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider, among other factors, selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios

In choosing portfolio securities, we consider economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. We also evaluate individual debt securities within each fixed-income sector based upon their relative investment merit and consider factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

The Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may each invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. In addition, the Total Return Bond and Intermediate-Term Bond Portfolios may invest in mortgage-related securities issued or guaranteed by foreign governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs, and mortgage-related securities issued by agencies of the U.S. Government include FNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on some of these securities, such as GNMAs, but not their value. Other securities including FNMAs and FHLMCs, are not guaranteed, but may be able to borrow from the U.S. Treasury to meet their obligations. Private mortgage-related securities that are not guaranteed by U.S.governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

The Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may each invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit-related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Duration

The Total Return Bond Portfolio and Intermediate-Term Bond Portfolio are managed so that the duration of each Portfolio ranges between two years below and two years above the average duration of its benchmark. As of February 7, 2011, the average durations of the Barclays Capital Aggregate Bond Index (relating to the Total Return Bond Portfolio) and the Barclays Capital Intermediate Government/Credit Bond Index (relating to the Intermediate-Term Bond Portfolio) were 4.98 and 3.91 years, respectively. The Mortgage-Backed Securities Portfolio is managed so that its duration ranges between one year below and one year above the duration of its benchmark. As of February 7, 2011, the duration of the Barclays Capital Mortgage Backed Securities Index was 5.32 years. Duration is an approximation of the price sensitivity of a bond to interest rate changes. The longer the duration of a bond, the greater the impact of interest rate changes on the bond's price.

For more information, see "Investment Risks" below and the Trust's Statement of Additional Information (SAI), which contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

Each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies described above, we may also use the following investment strategies to try to increase the Portfolios' returns or protect their assets if market conditions warrant.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, each Portfolio may take a temporary defensive position and invest up to 100% of the Portfolio's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Portfolio's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve a Portfolio's investment objective, but can help to preserve the Portfolio's assets. The use of temporary defensive investments is inconsistent with a Portfolio's investment objective.

Money Market Instruments. Each Portfolio may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of each Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective.

U.S. Government Securities. Each Portfolio may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.

The Portfolios may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA, the FHLMC and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Portfolio may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Debt Obligations. In addition to their principal investments, the Large Cap Value, Small Cap Value and International Equity Portfolios may invest in debt obligations for their appreciation potential. These Portfolios may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Cap Value and Small Cap Value Portfolios may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.

Event-Linked Bonds. The Total Return Bond and Intermediate-Term Bond Portfolios may each invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depend on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Event-linked bonds are subject to credit risk and the risk that the occurrence of the trigger event is unpredictable.

Emerging Markets Debt. The Total Return Bond and Intermediate-Term Bond Portfolios may each invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

Investments in emerging markets are subject to the same risks as investments in foreign securities but to a greater degree since their economies are generally less diverse and mature, their political systems can be expected to have less stability than more developed countries, they may lack modern technology and may have an insufficient capital base to expand business operations.

Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements are considered a borrowing by a Portfolio.

Each Portfolio also may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. Each Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked-to-market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Leverage. The Total Return Bond, Intermediate-Term Bond, and Mortgage-Backed Securities Portfolios may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Portfolio borrows money to purchase securities and those securities decline in value, then the value of the Portfolio's shares will decline faster than if the Portfolio were not leveraged.

Short Sales. The Total Return Bond, Intermediate-Term Bond, and Mortgage-Backed Securities Portfolios may make short sales of a security. This means that each Portfolio may sell a security that it does not own when we think the value of the security will decline. The Portfolios generally borrow the security to deliver to the buyer in a short sale. The Portfolios must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. A Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Although the Portfolio's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited.The Portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolios own or have the right to acquire the identical security at no additional cost. When selling short against the box, a Portfolio gives up the opportunity for capital appreciation in the security.

Repurchase Agreements. Each Portfolio may use repurchase agreements, where a party agrees to sell a security to the Portfolio and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Portfolio, and is, in effect, a loan by a Portfolio. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. Each Portfolio may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. These are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). The Large Cap Growth and Large Cap Value Portfolios may invest in securities of ETFs, subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either a mutual fund or unit investment trust that generally holds a portfolio of securities that may include bonds, common stocks, other instruments or a combination of all three and which is designed to provide exposure to the market represented by the portfolio of those securities. Such holdings are subject to any management fees of the mutual fund or unit investment trust. In addition, the Large Cap Growth and Large Cap Value Portfolios may invest in ETNs. ETNs, like ETFs, are traded on major exchanges. ETN returns are based on the performance of a market index, although the credit rating of the issuer may affect the value of the ETN.

Derivative Strategies. Each of the Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value, International Equity, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may use various derivative strategies to try to improve its returns. We may also use hedging techniques to try to protect a Portfolio's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Portfolio will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When a Portfolio uses derivative strategies, the Portfolio designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Futures Contracts and Related Options. Each of the Portfolios may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Portfolio makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. Each of the International Equity, Total Return Bond and Intermediate-Term Bond Portfolios also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates, including hedging involving either specific transactions or portfolio positions. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Options on Securities and Financial Indexes. Each of the International Equity, Large Cap Growth, Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Portfolio will sell only covered options. For more information about the Portfolio's use of options, see the SAI.

Each of the Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may enter into interest rate swap transactions. In a swap transaction, a Portfolio and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a Portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

Additional Strategies. Each Portfolio also follows certain policies when it borrows money (each of the Total Return Bond, Intermediate-Term Bond and Mortgage-Backed Securities Portfolios may borrow up to 331/3% of the value of its total assets, while each other Portfolio may borrow up to 20% of the value of its total assets); and holds illiquid securities (each Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Portfolio, other than the Total Return Bond Portfolio, may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs a Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover

Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect a Portfolio's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains. The portfolio turnover rates for the Portfolios are shown in the table below.

Portfolio Turnover Rate
	2010	2009	2008
Large Cap Growth	171%	243%	101%
Large Cap Value	32%	104%	77%
Small Cap Growth	64%	92%	223%
Small Cap Value	33%	48%	54%
International Equity	41%	38%	30%
Total Return Bond	369%	657%	697%
Intermediate-Term Bond	938%	527%	395%
Mortgage-Backed Securities	646%	425%	338%

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since a Portfolio's holdings can vary significantly from broad market indexes, performance of that Portfolio can deviate from performance of the indexes. These charts outline the key risks and potential rewards of the Portfolios' principal strategies and certain of the Portfolios' non-principal strategies. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a Portfolio's ability to engage in a particular type of investment is expressed as a percentage of investable assets. With respect to Total Return Bond Portfolio and Intermediate-Term Bond Portfolio, the Portfolios' ability to engage in a particular type of investment is expressed as a percentage of total assets unless otherwise stated. For more information, see the SAI.

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Small capitalization stocks
Risks	Potential Rewards

  Stocks of small companies are more volatile and may decline more than those in the S&P 500.
  Small companies are more likely to reinvest earnings and not pay dividends.
  Changes in interest rates may lead to an increase in price volatility of the securities of small companies more than the securities of larger companies.

Highly successful smaller companies can outperform larger ones.

Debt obligations
Risks	Potential Rewards

  A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.
  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).
  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably because, among other things, interest rates rise or there is a lack of confidence in borrower. Market risk may affect an industry, a sector, or the market as a whole.
  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally out performed money market instruments over the long term with less risk than stocks.
  Most bonds will rise in value when interest rates fall.
  A source of regular interest income.
  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.
  Investment-grade bonds have a lower risk of default than junk bonds.
  Bonds with longer maturity dates typically have higher yields.
  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).
  Opportunities for diversification.

U.S. Government securities
Risks	Potential Rewards

  Not all U.S. Government securities are insured or guaranteed by the U.S. Government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.
  Limits the Portfolio's potential for achieving its objective.
  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. Government securities). The lower a bond's quality, the higher its potential volatility.
  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.
  Market risk may affect an industry, a sector or the market as a whole.
  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Portfolio's assets.
  A source of regular interest income.
  Generally more secure than lower quality debt securities and generally more secure than equity securities.
  Principal and interest may be guaranteed by the U.S. Government.
  If interest rates decline, long-term yields should be higher than money market yields.
  Bonds have generally outperformed money market instruments over the long term.
  Most bonds rise in value when interest rates fall.

Money market instruments
Risks	Potential Rewards

  U.S. Government money market securities offer a lower yield than lower-quality or longer-term securities.
  Limits the Portfolio's potential for achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Portfolio's assets.

Mortgage related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.
  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  A source of regular interest income.
  The U.S. Government guarantees interest and principal payments on certain securities.
  May benefit from security interest in real estate collateral.
  Pass-through instruments provide greater diversification than direct ownership of loans.

High Yield Debt Securities (junk bonds)
Risks	Potential Rewards

  Credit risk (particularly high) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Market risk (particularly high) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.
  Are generally less secure than higher quality debt securities.

May offer higher interest income and higher potential gains than higher grade debt securities. Most bonds rise in value when interest rates fall.

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. Duplicate management fees.

  Helps to manage cash flows.
  Ability to get instant exposure to an index.
  Provides opportunity to buy or sell an entire portfolio of securities in a single transaction in a manner similar to buying or selling a share of stock.

Asset-Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.
  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.
  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.
  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.
  Illiquidity risk - the risk that bonds may be difficult to value precisely and to sell at the time or price desired.

  A potential source of regular interest income.
  Prepayment risk is generally lower than with mortgage-related securities.
  Pass-through instruments may provide greater diversification than direct ownership of loans.
  May offer higher yield due to their structure than other instruments.

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Portfolio when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counter-party to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to a Portfolio that can reduce returns.
  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage a Portfolio's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Reverse repurchase agreements and dollar rolls
Risks	Potential Rewards

  Risk that the counter-party may fail to return securities in a timely manner or at all.
  May magnify underlying investment losses.
  Investment costs may exceed potential underlying investment gains.
  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

When-issued and delayed-delivery securities
Risks	Potential Rewards

  Value of securities may decrease before delivery occurs.
  Broker/dealer may become insolvent prior to delivery.
  If the security is not issued, or the counter-party fails to meet its obligation, a Portfolio loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Adjustable/floating rate securities
Risks	Potential Rewards
Value lags behind the value of fixed rate securities when interest rates change.	May take advantage of rising interest rates.

Stripped Securities
Risks	Potential Rewards
More volatile than securities where the principal and interest are not separated.	Value may rise faster when interest rates fall.

Swaps
Risks	Potential Rewards

  Speculative technique including risk of loss of payment swapped.
  May be difficult to value precisely.
  May be difficult to sell at the time or price desired.
  The other party to a swap agreement could default.

Helps protect the return on an investment.

Event-linked bonds
Risks	Potential Rewards

  A Portfolio's share price, yield and total return will fluctuate in response to bond market movements.
  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.
  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.
  Depends on non-occurrence of a specific "trigger" event that is unpredictable.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
  Most bonds will rise in value when interest rates fall.
  A source of regular interest income.
  Investment-grade bonds have a lower risk of default than junk bonds.
  Bonds with longer maturity dates typically have higher yields.
  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

Short Sales
Risks	Potential Rewards

  May magnify underlying investment losses.
  Share price volatility can magnify losses because underlying security must be replaced at a specific time.
  Investment costs may exceed potential underlying investment gains.
  Short sales pose the risk of potentially unlimited loss.
  Short sales "against the box" give up the opportunity for capital appreciation in the security.

May magnify underlying investment gains.

Emerging markets debt
Risks	Potential Rewards

  Emerging markets, economies and political systems may not be as stable as in the U.S. or in more developed countries.
  Currency risk - changing value of foreign currencies can cause losses.
  May be less liquid than U.S. bonds and bonds in more developed markets.
  Differences in foreign laws, accounting standards, public information and custody and settlement practices provide less reliable information on foreign investments and involve more risk.
  Not all government securities are insured or guaranteed by the government, but only by the issuing agency.

  Investors can participate in the growth of emerging markets through investment in companies operating in those markets.
  May profit from changing value of foreign currencies.
  Opportunities for diversification.
  Principal and interest on foreign government securities may be guaranteed.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards

  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
  Individual REITs could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's REIT investments.
  Real estate companies, including REITs, may be leveraged, which increases risk.

Real estate holdings may generate attractive returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

Principal & Non-Principal Strategies

Common Stocks

  Large Cap Growth: At least 80%
  Large Cap Value: At least 80%
  Small Cap Growth: At least 80%
  Small Cap Value: At least 80%
  International Equity: At least 80%

Small Capitalization Stocks

  Large Cap Growth: Percentage varies; up to 20%
  Small Cap Growth: At least 80%
  Small Cap Value: At least 80%
  International Equity: Percentage varies; usually less than 10%

Debt obligations

  Large Cap Value: Up to 20%
  Small Cap Value: Up to 20%
  International Equity: Up to 20%
  Total Return Bond: At least 80%
  Intermediate-Term Bond: At least 80%
  Mortgage-Backed Securities: At least 80%

Foreign Securities

  International Equity: At least 80%
  Large Cap Growth: Up to 30%
  Large Cap Value: Up to 30%
  Total Return Bond: Up to 30% of total assets
  Intermediate-Term Bond: Up to 30% of total assets

U.S. Government securities

  All Portfolios: Percentage varies; up to 100% on temporary basis

Principal & Non-Principal Strategies

Money market instruments

  Large Cap Growth: Up to 35% normally; up to 100% on temporary basis
  Large Cap Value: Up to 35% normally; up to 100% on temporary basis
  Small Cap Growth: Up to 35% normally; up to 100% on temporary basis
  Small Cap Value: Up to 35% normally; up to 100% on temporary basis
  International Equity: Up to 35% normally; up to 100% on temporary basis
  Mortgage-Backed Securities: Up to 35% normally; up to 100% on temporary basis
  Total Return Bond: Percentage varies
  Intermediate-Term Bond: Percentage varies

Mortgage related securities

  Total Return Bond: Percentage varies; up to 75%
  Intermediate-Term Bond: Percentage varies; up to 75%
  Mortgage-Backed Securities: Up to 100%

High Yield Debt Securities (Junk Bonds)

  Total Return Bond: Up to 20%
  Intermediate-Term Bond: Up to 20%

Asset-Backed Securities

  Large Cap Value: Percentage varies; usually less than 10%
  Small Cap Value: Percentage varies; usually less than 10%
  Mortgage-Backed Securities: Percentage varies; usually less than 10%
  Total Return Bond: Percentage varies; usually less than 25%
  Intermediate-Term Bond: Percentage varies; usually less than 25%

Derivatives

  International Equity Portfolio: Percentage varies; usually less than 10%
  All Other Portfolios: Percentage varies

Principal & Non-Principal Strategies

Reverse Repurchase Agreements and Dollar Rolls

  Total Return Bond: Up to 33 1/3%
  Intermediate-Term Bond: Up to 33 1/3%
  Mortgage-Backed Securities: Up to 33 1/3%

When-issued and delayed delivery securities

  Total Return Bond: Percentage varies; usually less than 75%
  Intermediate-Term Bond: Percentage varies; usually less than 75%
  All Other Portfolios: Percentage varies; usually less than 10%

Borrowing

  Total Return Bond: Up to 33 1/3%
  Intermediate-Term Bond: Up to 33 1/3%
  Mortgage-Backed Securities: Up to 33 1/3%

Adjustable/Floating rate securities

  Large Cap Value: Percentage varies; usually less than 10%
  Mortgage-Backed Securities: Percentage varies; usually less than 10%
  Total Return Bond: Percentage varies; usually less than 50%
  Intermediate-Term Bond: Percentage varies; usually less than 50%

Stripped Securities

  Mortgage-Backed Securities: Percentage varies; usually less than 10%
  Total Return Bond: Percentage varies; usually less than 20%
  Intermediate-Term Bond: Percentage varies; usually less than 20%

Swaps

  Total Return Bond: Up to 15% of net assets ·
  Mortgage-Backed Securities: Up to 15% of net assets
  Intermediate-Term Bond: Up to 15% of net assets

Principal & Non-Principal Strategies

Event-Linked Bonds

  Total Return Bond: Up to 5% of total assets
  Intermediate-Term Bond: Up to 5% of total assets

Emerging Markets Debt

  Total Return Bond: Up to 15% of total assets
  Intermediate-Term Bond: Up to 15% of total assets

Illiquid Securities

  All Portfolios: Up to 15% of net assets

Short Sales and Short Sales Against-the-Box

  Total Return Bond: Up to 25% of net assets
  Intermediate-Term Bond: Up to 25% of net assets
  Mortgage-Backed Securities: Up to 25% of net assets

HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees (the Board) oversees the actions of the Manager, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers, who conduct and supervise the daily business operations of each Portfolio.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement with the Trust, PI manages each Portfolio's investment operations, administers its business affairs and is responsible for supervising the subadviser(s) for each of the Portfolios. For the fiscal year ended October 31, 2010, each Portfolio paid PI the management fees set forth in the table below (shown as a percentage of average daily net assets).

Management Fee Rates
Portfolio	Annual Management Fees
Large Cap Growth	.60%
Large Cap Value	.60%
Small Cap Growth	.60%
Small Cap Value	.60%
International Equity	.70%
Total Return Bond	.45%
Intermediate-Term Bond	.45%
Mortgage-Backed Securities	.45%

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of November 30, 2010, PI, a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $139.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Portfolios. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Portfolios' subadvisers.

PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission (the "Commission") that generally permits PI to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with each subadviser. Shareholders of each Portfolio still have the right to terminate these agreements for the Portfolio at any time by a vote of the majority of outstanding shares of the Portfolio. The Trust will notify shareholders of any new subadvisers engaged or material amendments to advisory agreements made pursuant to the Order. On October 30, 1996, the shareholders of the Trust voted to allow the Trust and PI to operate under the Order.

A discussion of the basis for the Board's approvals of the Trust's management and subadvisory agreements is available in the Trust's annual report to shareholders, issued at the end of December.

INVESTMENT SUBADVISERS

The investment subadvisers are responsible for the day-to-day management of each Portfolio, or portion thereof, that they manage, subject to the supervision of PI and the Board. The subadvisers are paid by PI, not the Portfolios.

Most of the equity Portfolios have two or more subadvisers, each of which manages the portion of each Portfolio allocated to it by PI, consistent with the overall investment strategy of the Portfolio and PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers of each Portfolio. In addition, PI periodically reallocates assets among subadvisers.

By using multiple subadvisers for certain equity Portfolios, and by periodically rebalancing or reallocating each Portfolio's assets among its subadvisers, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Portfolios and help reduce their volatility. In addition, the use of several subadvisers for each Portfolio may help to protect the Portfolios from capacity risk (a subadviser's determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser). Reallocations of assets among subadvisers may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Portfolio may experience wash transactions - where one subadviser buys a security at the same time another subadviser sells it. To the extent this happens, the Portfolio's position in that security remains unchanged, but the Portfolio has paid additional transaction costs.

The Small Cap Growth Portfolio and each of the fixed-income Portfolios are managed by one subadviser.

The subadvisers for each Portfolio are discussed below:

Large Cap Growth Portfolio

Marsico Capital Management, LLC ("MCM")) and Massachusetts Financial Services Company (MFS) are the subadvisers for the Large Cap Growth Portfolio.

MCM, located at 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. MCM was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2010 MCM had approximately $51 billion under management. MCM has served as a subadviser to the Portfolio since June 2005.

MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2010, the MFS organization had approximately $219 billion in assets under management. MFS has served as a subadviser to the Portfolio since December 2008.

Large Cap Value Portfolio

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley), Eaton Vance Management (Eaton Vance), and NFJ Investment Group LLC (NFJ) are the subadvisers for the Large Cap Value Portfolio.

Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., a diversified holding company. As of November 30, 2010, Hotchkis and Wiley had approximately $15.8 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439. Hotchkis and Wiley has served as a subadviser to the Portfolio since February 1995.

Eaton Vance is one of the oldest financial services firms in the United States, with a history dating to 1924. Eaton Vance was created in 1979 by the merger of two Boston-based investment management companies - Eaton Howard, Inc. (founded in 1924) and Vance Sanders Company, Inc. (founded in 1934). As such, Eaton Vance is the product of a union between two Boston-based money managers whose roots date to the founding days of the U.S. investment management industry. The principal address of Eaton Vance is Two International Place, Boston, Massachusetts 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. As of December 31, 2010, Eaton Vance and its affiliates had over $180 billion in assets under management. Eaton Vance has served as a subadviser to the Portfolio since December 2008.

NFJ is a wholly-owned subsidiary of Allianz Global Investors Capital, LLC. As of November 30, 2010, the firm had approximately 34 Billion of worldwide assets under management and advice NFJ, a disciplined value-oriented equity manager, is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ has served as a subadviser to the Portfolio since December 2005.

Small Cap Growth Portfolio

Eagle Asset Management (Eagle) is the subadviser for the Small Cap Growth Portfolio.

Eagle was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients, both domestically and abroad. As of December 31, 2010, Eagle had approximately $17.4 billion in assets under management. Eagle's address is 880 Carillon Parkway, St. Petersburg, FL 33716. Eagle has served as a subadviser to the Portfolio since July 2008.

Small Cap Value Portfolio

EARNEST Partners, LLC (EARNEST Partners), NFJ Investment Group LLC (NFJ), Lee Munder Capital Group, LLC (Lee Munder), J.P. Morgan Investment Management, Inc. (JP Morgan), and Vaughan Nelson Investment Management, LP (Vaughan Nelson) are the subadvisers for the Small Cap Value Portfolio.

EARNEST Partners is employee-owned and a subsidiary of Westchester Limited, LLC. Paul E. Viera, Jr. (whose background is described below) holds a controlling interest and the position of CEO. Founded in 1998, EARNEST Partners had $16.8 billion in assets under management as of November 30, 2010. The address of EARNEST Partners is 1180 Peachtree St NE, Suite 2300, Atlanta, GA 30309. EARNEST Partners has served as a subadviser to the Portfolio since December 2001.

NFJ is described above, under "Large Cap Value Portfolio." NFJ has served as a subadviser to the Portfolio since October 2003.

Lee Munder Capital Group, LLC, 200 Clarendon Street, Boston, MA 02116, was established to provide investment management solutions to institutional and high net worth clients within the Global, International and US Equity investment areas. In 2009 LMCG became an affiliate of Convergent Capital Management (CCM) which acquired a majority ownership stake in the firm. The remaining portion is owned by LMCG employees. As of December 31, 2010, LMCG managed approximately $4.9 billion in assets under management and advisement. LMCG has served as a subadviser to the Portfolio since July 2005.

JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2010, JP Morgan and its affiliated companies had approximately $1.2 trillion in assets under management worldwide. The address of JP Morgan is 245 Park Avenue, New York, NY 10167. JP Morgan has served as a subadviser to the Portfolio since July 2005.

Vaughan Nelson is a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management and operates independently with its own proprietary research process and investment team. As of December 31, 2010, Vaughan Nelson had over $8.0 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002. Vaughan Nelson has served as a subadviser to the Portfolio since November 2005.

International Equity Portfolio

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the subadvisers for the International Equity Portfolio.

LSV was formed in 1994 and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of November 30, 2010, LSV had approximately $59.2 billion in assets under management. LSV's address is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV has served as a subadviser to the Portfolio since April 2005.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of November 30, 2010, Thornburg had approximately $68.4 billion in assets under management. Thornburg's address is 2300 N. Ridgetop Road, Santa Fe, New Mexico 87506. Thornburg has served as a subadviser to the Portfolio since April 2005.

Total Return Bond Portfolio and Intermediate-Term Bond Portfolio

Pacific Investment Management Company LLC (PIMCO) is the subadviser for the Total Return Bond and Intermediate-Term Bond Portfolios.

PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of November 30, 2010, PIMCO had approximately $1.242 trillion of assets under management. The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO has served as a subadviser to the Total Return Bond and Intermediate-Term Bond Portfolios since January 1993.

Mortgage-Backed Securities Portfolio

Wellington Management Company, LLP (Wellington Management) is the subadviser to the Portfolio.

Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of November 30, 2010, Wellington Management had investment management authority with respect to approximately $614 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, MA 02210. Wellington Management has served as a subadviser to the Portfolio since January 1993.

PORTFOLIO MANAGERS

Large Cap Growth Portfolio

MCM. Thomas F. Marsico is the Chief Investment Officer of MCM, and co-manages the Target Portfolio Trust Large Capitalization Growth Portfolio. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager.

A. Douglas Rao co-manages the Target Portfolio Trust Large Capitalization Growth Portfolio. Mr. Rao, who is also a senior analyst, joined MCM in 2005, and has over 10 years of experience as a securities analyst. Prior to joining MCM, Mr. Rao spent more than four years at Trust Company of the West ("TCW") where he was a Senior Vice President and Financial Services Analyst for U.S. equities. He holds a Bachelor's degree in History from the University of Virginia and an MBA from the University of California, Los Angeles.

Coralie Witter co-manages the Target Portfolio Trust Large Capitalization Growth Portfolio. Ms. Witter is a senior analyst and portfolio manager. She has been associated with MCM as an investment professional since 2004 and has 13 years of experience in the financial services industry, most of which has involved equity research. Prior to joining MCM, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor's degree in International Affairs.

MFS. The portfolio manager responsible for the MFS segment of the Portfolio is Eric B. Fischman. Mr. Fischman is an Investment Officer of MFS, and has been employed in the investment area of MFS since 2000.

Large Cap Value Portfolio

Eaton Vance. A team of portfolio managers led by Michael R. Mach manages the segment of the Portfolio advised by Eaton Vance. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski.

Michael R. Mach, CFA, is a Vice President of Eaton Vance Management. Mr. Mach joined Eaton Vance in 1999 from Robertson Stephens, where he held the position of managing director and senior analyst of the Industrial Opportunities research product since 1998. From 1996-1998, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product. In addition, from 1989-1996, Mr. Mach served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund and institutional account management. Mr. Mach's prior experience also includes analyst and portfolio manager positions with Freedom Capital from 1987-1989, Gardner Preston Moss from 1985-1987 and Delaware Investment Advisors from 1978-1985. Mr. Mach earned a B.B.A. in marketing and psychology from the University of Wisconsin, an M.A. in social sciences and an M.B.A. with concentrations in finance, economics and international business from the University of Chicago.

Mr. Beaudry has been managing other Eaton Vance portfolios since July 2006. Prior to joining Eaton Vance in July 2006, he was Senior Vice President and Senior Portfolio Manager at AllianceBernstein Investment Research and Management Company (May 2000 - June 2006). He is a Vice President of Eaton Vance.

Mr. Crowley has been managing other Eaton Vance portfolios for more than five years and is a Vice President of Eaton Vance.

Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007). He is a Vice President of Eaton Vance.

Hotchkis and Wiley. Hotchkis and Wiley Capital Management, LLC ("HWCM"), subadviser to the Portfolio, also manages institutional separate accounts and is the advisor and sub-adviser to other mutual funds. The investment process employed is the same for similar accounts, including the Portfolio and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of HWCM's strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios." Investment ideas for the Portfolio are generated by HWCM's investment team. This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, Scott McBride, Patricia McKenna and Judd Peters participate in the investment research review and decision-making process for the Portfolio. Mr. McBride, Mr. Peters, and Mr. Davis coordinate the day to day management of the Portfolio. Mr. Lieberman, Principal and Portfolio Manager, joined HWCM's investment team in 1994. Mr. Davis, Principal and Chief Executive Officer, joined HWCM's investment team in 1988. Mr. Peters, Portfolio Manager, joined HWCM's investment team in 1999. Mr. McBride, Portfolio Manager, joined HWCM's investment team in 2001. Ms. McKenna, Principal and Portfolio Manager, joined HWCM's investment team in 1995.

NFJ. Ben Fischer, CFA, Paul Magnuson, Thomas Oliver, CFA, CPA, R. Burns McKinney, CFA, Jeff Reed, CFA and Jonathon Miller manage the portion of the Portfolio advised by NFJ.

Ben J. Fischer, CFA - Managing Director Mr. Fischer is a founding partner of NFJ Investment Group. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Paul A. Magnuson - Managing Director Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 25 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Thomas W. Oliver, CFA, CPA - Senior Vice President, Portfolio Manager Mr. Oliver has over 15 years of experience in accounting, reporting, financial analysis, and portfolio management. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

R. Burns McKinney, CFA - Senior Vice President, Portfolio Manager Mr. McKinney has over 14 years of experience in equity research, financial analysis and investment banking. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex. Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003.

Jeff N. Reed, CFA - Portfolio Manager Mr. Reed has over 4 years of experience in investment and financial analysis. He began his career as a credit analyst at Frost Bank in 2003. Mr. Reed then attended the University of Texas, where he received his MBA. Upon completion of business school in 2007, Mr. Reed joined NFJ Investment Group. He received his BBA degree in Finance from Texas Christian University in 2003.

Jonathon B. Miller - Portfolio Manager Mr. Miller has over 3 years of experience in investment and financial analysis. He began his career as an Electrical Engineer at Texas Instruments in 2004. Mr. Miller then attended Columbia University where he received his MBA. Upon completion of business school in 2009, Mr. Miller joined NFJ Investment Group. He received his Bachelor of Science degree in Electrical Engineering from the University of Texas in 2003.

Small Cap Growth Portfolio

Eagle. Bert L. Boksen, CFA serves as the lead portfolio manager of the portfolio. Mr. Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EB Management I, LLC, general partner of Investment Partnership. Since April 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond James Associates, Inc., since 1979.

Mr. Bosken is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000.

Small Cap Value Portfolio

EARNEST Partners. Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the portion of the Portfolio advised by EARNEST Partners. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

NFJ. Ben Fischer, CFA, Paul Magnuson, and Morley D. Campbell, CFA, manage the portion of the Portfolio advised by NFJ.

Ben J. Fischer, CFA - Managing DirectorMr. Fischer is a founding partner of NFJ Investment Group. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Paul A. Magnuson - Managing Director Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 25 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

Morley D. Campbell, CFA - Senior Vice President, Portfolio Manager Mr. Campbell has over 6 years of experience in investment and financial analysis. Prior to joining NFJ Investment Group in 2007, Mr. Campbell attended Harvard Business School, where he received an MBA. Before business school, Mr. Campbell worked as an investment banking analyst for Lazard and Merrill Lynch. He received his BBA degree in Finance from the University of Texas in 2003.

Lee Munder. R. Todd Vingers manages the portion of the Portfolio advised by LMCG. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Prior to joining LMCG, Todd served as Vice President and senior portfolio manager for American Century Investments. Prior to joining American Century, Mr. Vingers was a valuation analyst for the Hawthorne Company. Todd earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute.

JP Morgan. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, managing director, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. He is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization, and is also a board member of the MIT Club of New York and regional vice chair of the MIT Educational Council. Dennis is a CFA charterholder.

Vaughan Nelson. Chris D. Wallis, CFA, and Scott J. Weber, CFA manage the portion of the Portfolio advised by Vaughan Nelson. Mr. Wallis is a Senior Portfolio Manager and has 17 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons Company International. He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School. Mr. Weber, Portfolio Manager, has 12 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets. He graduated with a B.S. from the University of the South and M.B.A. from Tulane University-A.B. Freeman School of Business.

International Equity Portfolio

LSV Asset Management. Josef Lakonishok , Menno Vermuelen, CFA and Puneet Mansharamani, CFA co-manage the portion of the Portfolio advised by LSV. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 30 years of investment and research experience. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 19years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager of LSV since January 2006 and a Senior Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thornburg Investment Management. William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the Portfolio advised by Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Mr. Wang joined Thornburg in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

Total Return Bond Portfolio and Intermediate-Term Bond Portfolio

PIMCO. Chris Dialynas is responsible for the day-to-day management of the Total Return Bond Portfolio's assets. Saumil H. Parikh, CFA is responsible for the day-to-day management of the Intermediate-Term Bond Portfolio's assets.

Mr. Dialynas is a managing director in the Newport Beach office, a portfolio manager, and a member of PIMCO's Investment Committee. He has written extensively and lectured on the topic of fixed-income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has 31 years of investment experience and holds an MBA from the University of Chicago Graduate School of Business. He received his undergraduate degree from Pomona College. He joined PIMCO in 1980.

Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 12 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

Mortgage-Backed Securities Portfolio

Wellington Management. Michael F. Garrett, a Senior Vice President and fixed income Portfolio Manager of Wellington Management, manages the Portfolio. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Additional Information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Portfolios may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 with respect to each Portfolio's Class R shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing a Portfolio's Class R shares and provides certain shareholder support services. The Trust pays distribution and other fees to PIMS as compensation for its services for the Class R shares. These fees--known as 12b-1 fees-- are shown in the "Fees and Expenses" tables. Because these fees are paid from a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is described in the Statement of Additional Information and on the Trust's website at www.prudential.com.

PORTFOLIO DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Portfolio should be aware of some important tax issues. For example, each Portfolio distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from a Portfolio also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

Each Portfolio distributes dividends of any net investment income to shareholders. For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio's income is more than its costs and expenses. The dividends you receive from the Portfolio will be subject to taxation whether or not they are reinvested in the Portfolio.

Each Portfolio also distributes any realized net capital gains to shareholders. Capital gains are generated when a Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security-if the Portfolio holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in taxable years beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Portfolio distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Portfolio holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends from net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of a Portfolio will be eligible for the 70% dividends received deduction to the extent the Portfolio's income is derived from certain dividends received from U.S. corporations.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate or certain type of trust will be subject to a 3.8% Medicare tax on the lesser of (1) the U.S. shareholder's "net investment income," including Portfolio distributions and net gains from the disposition of Portfolio shares, and (2) the excess of the U.S. shareholder's modified adjusted gross income for the taxable year over a certain threshold.

For your convenience, each Portfolio's distributions of dividends and net capital gains are automatically reinvested in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Portfolio at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Services" in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Portfolio	Dividends
Total Return Bond Intermediate Term Bond Mortgage-Backed Securities	Declared daily, paid monthly
Large Cap Growth Large Cap Value Small Cap Growth Small Cap Value International Equity	Declared and paid annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of each Portfolio as part of a qualified or tax-deferred plan or account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Portfolio distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide a Portfolio with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date

If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of a Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of a Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013 and 20% thereafter for shares held for more than one year.

If you sell shares of a Porfolio at a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of a Portfolio and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

Exchanging your shares of the Portfolio for the shares of another Prudential Investments mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE TRUST

HOW TO BUY SHARES

Opening an Account: Class T Shares

Class T shares of the Portfolios are offered to a limited group of investors which include banks, trust companies, group retirement plans and certain investment advisory services and fee-based programs that are held through omnibus level accounts. Class T shares may also be offered to certain investors not held through omnibus level accounts.

Class T shares do not require an investor to pay an initial sales charge or contingent deferred sales charge; nor are they subject to any distribution and service (12b-1) fees. Class T shares do not have a stated minimum purchase amount.

To purchase Class T shares of the Portfolios, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class T shares of the Portfolios.

With certain limited exceptions, Class T shares of the Portfolios are available only to
U.S. citizens or residents.

Opening an Account: Class R Shares

Class R shares are available only to a limited group of investors. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions regarding how to purchase shares. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their broker-dealer, financial intermediary or financial adviser with any questions regarding how to purchase Class R shares.

To purchase Class R shares of a Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class R shares of a Portfolio. You must pay for Class R shares of a Portfolio by check made payable to the broker-dealer, financial intermediary or financial adviser or affiliate that clears securities transactions through such party on a fully disclosed basis. If you already have an account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class R shares of a Portfolio, you can pay for Class R shares of a Portfolio by using free credit cash balances in your account or through the sale of money market fund shares held in your account.

With certain limited exceptions, Class R shares of each Portfolio are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Qualifying for Class R Shares

Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, other defined contribution plans and (ii) IRAs that are held on the books of a Portfolio through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans or IRAs should contact their financial intermediary with any questions regarding availability of Class R shares.

Opening an Account: Class Q Shares

Class Q shares of the International Equity Portfolio are offered to a limited group of investors which include group retirement plans and certain other types of investors that meet select criteria.

Class Q shares do not require an investor to pay an initial sales charge or contingent deferred sales charge. In addition, they have no 12b-1 distribution or service fee and only a minimal transfer agency fee.

To purchase Class Q shares of the International Equity Portfolio, you must have a securities account with a broker-dealer, financial intermediary or financial adviser that is permitted to buy or sell Class Q shares of the Portfolio.

With certain limited exceptions, Class Q shares of the International Equity Portfolio are available only to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Qualifying for Class Q Shares

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Q shares. The availability of Class Q shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan.

Other Types of Investors. The following investors may also purchase Class Q shares: (i) Prudential funds, including Prudential fund-of-funds, and (ii) Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount).

How Financial Services Firms are Compensated for Selling Target Mutual Funds

Target Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Portfolios directly to the public, but instead markets and sells Target Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Target Mutual Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Target Mutual Fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Target Mutual Fund from front-end sales charges, if any, paid by Portfolio shareholders and from fees paid to the Distributor by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Target Mutual Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Target Mutual Fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain ofits affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Portfolio, without additional direct or indirect cost to the Portfolio or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Portfolio shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 under the 1940 Act. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Portfolio shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Portfolio shares. In exchange for revenue sharing payments, the Portfolio generally expects to receive the opportunity for the Portfolio to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Portfolio, the Manager and the Distributor benefit from the increase in Portfolio assets as a result of the management and distribution fees they receive from the Portfolio, respectively. Increased sales of Portfolio shares also may benefit shareholders, since an increase in Portfolio assets may allow the Portfolio to expand its investment opportunities, and increased Portfolio assets may result in reduced Portfolio operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Portfolio to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Portfolio shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Portfolio will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Portfolio shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. The Manager and certain of its affiliates will not use Portfolio brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Portfolio sales and/or Portfolio assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Portfolio assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Portfolio shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Portfolio on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Portfolio to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Portfolio. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Portfolio may pay to financial services firms as described above, and the fees the Portfolio pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Portfolio with financial services firms pursuant to which the Portfolio will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Portfolio. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Portfolio. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Portfolio assets and generally based on either (1) a percentage of the average daily net assets of Portfolio shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Portfolio reimburses the Distributor for National Securities Clearing Corporation ("NSSC") fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Portfolio and its shareholders. These administrative services provided by NSCC to the Portfolio and its shareholders include transaction processing and settlement through Portfolio/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Portfolio and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Portfolio has adopted policies designed to deter money laundering. Under the policies, the Portfolio shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Portfolio will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Portfolio has also appointed an Anti-Money Laundering Compliance Officer to oversee the Portfolio's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund - known as the net asset value or NAV- is determined by a simple calculation: it's the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

The Portfolio's securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Portfolio's assets that are invested in one or more open-end investment companies, the Portfolio's net asset value will be calculated based upon the net asset value of the investment company in which the Portfolio invests.

The Portfolio may also use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Portfolio's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Portfolio determines its NAV. The Portfolio may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security's quoted or published price. If the Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Portfolio's NAV, we will value the Portfolio's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Portfolio as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Portfolio's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio's NAV by short-term traders.

We determine the Portfolio's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Portfolio's shares on days when the NYSE is closed but the primary markets for the Portfolio's foreign securities are open, even though the value of these securities may have changed. Conversely, the Portfolio will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Portfolio on days when we have not received any orders to purchase, sell or exchange the Portfolio's shares, or when changes in the value of the Portfolio's holdings do not materially affect its NAV.

What Price Will You Pay for Shares of the Portfolios? You will pay the NAV next determined after we receive your order to purchase. Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Class T or Class R shareholder of a Portfolio, you can take advantage of the following services and privileges:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of each of the Portfolios at net asset value per share on the payment date, unless the Trustees determine otherwise. An investor may notify their broker or the Transfer Agent in writing not less than five full business days prior to the payment date to have subsequent dividends and/or distributions paid in cash rather than reinvested. However, dividends of less than $10.00 will not be paid out in cash but will be automatically reinvested into your account. Shareholders investing through Plan accounts cannot elect to receive dividends and distributions in cash.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

As a Class R shareholder of a Portfolio, you also can take advantage of the following services and privileges:

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

All shareholders of the Trust can take advantage of the following services and privileges:

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Portfolios. To reduce expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Trust for cash (in the form of a check) at any time, subject to certain restrictions, by contacting your financial adviser or registered representative.

When you sell shares of a Portfolio - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, Distributor or your broker (as applicable) receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Generally, we will pay you for the shares that you sell within seven days after receiving your sell order. If you are selling shares you recently purchased with a check, we may delay sending you the sale proceeds until your check clears, which can take up to 7 days from the purchase date.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Portfolios, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when a Portfolio can't determine the value of its assets or sell its holdings. For more information, see the SAI.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We could do this to minimize the Portfolios' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this actions.

Involuntary sales do not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

Redemption in Kind

If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Portfolio's net assets, we can then give you securities from the Portfolio's portfolio instead of cash. If you want to sell the securities you received for cash, you would have to pay the costs charged by a broker.

HOW TO EXCHANGE YOUR SHARES

If you own Class T shares of a Portfolio, you can exchange your Class T shares in a Portfolio for Class T shares in another Portfolio of the Trust without payment of any exchange fee, but you may not exchange your Class T shares of the Portfolios for shares of other mutual funds sponsored by Prudential. If you own Class T Portfolio shares through a program (such as a wrap program that offers additional mutual funds), you also may be able to buy or sell Portfolio shares through the program you have chosen.

Class R shares of a Portfolio may be exchanged without payment of any exchange fee for Class R shares of another Portfolio or a Prudential Investments Fund at their respective net asset values. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.

Class Q shares of a Portfolio may be exchanged without payment of any exchange fee for Class Q shares of another Portfolio or a Prudential Investments Fund at their respective net asset values. If you wish to use the exchange privilege, contact your registered representative. We may change the terms of the exchange privilege after giving you 60 days' notice.

Remember, as we explained in the section entitled "Portfolio Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares see the SAI.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolios seeks to prevent patterns of frequent purchases and redemptions of Portfolio shares by its shareholders. Frequent purchases and sales of shares of a Portfolio may adversely affect Portfolio performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Portfolio may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Portfolio's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, if a Portfolio is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Portfolio shares held by other shareholders. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit portfolio share prices that may be based on closing prices of foreign securities established some time before the portfolio calculates its own share price. Portfolios that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Trust's Transfer Agent monitors trading activity on a daily basis. The Trust has implemented a trading policy that limits the number of times a shareholder may purchase Portfolio shares or exchange into a Portfolio and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Trust's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Portfolio shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Portfolio within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

The Trust reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Portfolios by a shareholder who has violated this policy. Moreover, the Trust may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Portfolios. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Trust is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Trust is offered to qualified plans on an omnibus basis or if Trust shares may be purchased through other omnibus arrangements such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Trust only aggregate orders combining the transactions of many beneficial owners. The Trust itself generally cannot monitor trading by particular beneficial owners. The Trust communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Trust through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Trust. If necessary, the Trust may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust to prevent such trading, there is no guarantee that the Trust, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Trust does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Portfolio's financial performance for the fiscal years ended October 31, 2010, 2009, and 2008, the ten-month period ended October 31, 2007, and the fiscal years ended December 31, 2006, and 2005. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Portfolio, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Portfolios' annual report, along with the Portfolios' audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

LARGE CAP GROWTH PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance	2010(e)	2009	2008(e)	2007(e)(f)	2006	2005
Net asset value, beginning of period	$10.93	$10.19	$17.55	$15.33	$14.60	$15.90
Income (loss) from investment operations:
Net investment income	.05	.10	.13	.04	.08	.03
Net realized and unrealized gain (loss) on investment transactions	1.97	.76	(6.47)	2.32	1.18	1.06
Total from investment operations	2.02	.86	(6.34)	2.36	1.26	1.09
Less dividends and distributions:
Dividends from net investment income	(.09)	(.12)	(.07)	-(d)	(.09)	(.02)
Distributions from net realized gains	-	-	(.95)	(.14)	(.44)	(2.37)
Total dividends and distributions	(.09)	(.12)	(1.02)	(.14)	(.53)	(2.39)
Net asset value, end of period	$12.86	$10.93	$10.19	$17.55	$15.33	$14.60
Total return(a)	18.55%	8.64%	(38.14)%	15.41%	8.67%	6.74%

Ratios/Supplemental Data	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$110,550	$124,122	$150,428	$313,718	$301,556	$307,835
Average net assets (000)	$116,806	$123,629	$237,628	$303,340	$299,597	$310,710
Ratios to average net assets:(g)
Expenses, including distribution and service (12b-1) fees	.83%	.86%	.74%	.68%(b)	.75%	.76%
Expenses, excluding distribution and service (12b-1) fees	.83%	.86%	.74%	.68%(b)	.75%	.76%
Net investment income	.45%	.84%	.91%	.29%(b)	.51%	.18%
Portfolio turnover rate	171%	243%	101%	81%(c)	69%	246%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)Annualized.
(c)Not annualized.
(d)Less than $.005 per share.
(e)Calculated based upon average shares outstanding during the period.
(f)For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g)Does not include expense of the underlying fund in which the Portfolio invests.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010(f)	2009	2008(f)	2007(f)(g)	2006
Net asset value, beginning of period	$10.85	$10.11	$17.46	$15.31	$14.32
Income (loss) from investment operations:
Net investment income (loss)	(.01)	.05	.05	(.02)	.03
Net realized and unrealized gain (loss) on investment transactions	1.96	.76	(6.43)	2.31	1.30
Total from investment operations	1.95	.81	(6.38)	2.29	1.33
Less dividends and distributions
Dividends from net investment income	(.04)	(.07)	(.02)	-	(.05)
Distributions from net realized gains	-	-	(.95)	(.14)	(.29)
Total dividends and distributions	(.04)	(.07)	(.97)	(.14)	(.34)
Net asset value, end of period	$12.76	$10.85	$10.11	$17.46	$15.31
Total return(a)	17.99%	8.13%	(38.48)%	14.95%	9.34%
Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of period (000)	$99,676	$70,097	$48,348	$31,982	$2,216
Average net assets (000)	$84,636	$54,036	$46,321	$14,059	$429
Ratios to average net assets:(h)
Expenses, including distribution and service (12b-1) fees(e)	1.33%	1.36%	1.24%	1.18%(c)	1.25%(c)
Expenses, excluding distribution and service (12b-1) fees	.83%	.86%	.74%	.68%(c)	.75%(c)
Net investment income (loss)	(.08)%	.28%	.35%	(.14)%(c)	.28%(c)
Portfolio turnover rate	171%	243%	101%	81%(d)	69%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f)Calculated based upon average shares outstanding during the period.
(g)For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h)Does not include expense of the underlying fund in which the Portfolio invests.

LARGE CAP VALUE PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(e)	2009(e)	2008(e)	2007(e)(f)	2006(e)	2005
Net asset value, beginning of period	$8.83	$8.82	$16.31	$15.60	$15.11	$16.59
Income (loss) from investment operations
Net investment income	.16	.20	.30	.22	.28	.25
Net realized and unrealized gain (loss) on investments	.98	.12	(6.33)	.67	2.45	.80
Total from investment operations	1.14	.32	(6.03)	.89	2.73	1.05
Less dividends and distributions
Dividends from net investment income	(.19)	(.31)	(.30)	-(d)	(.29)	(.25)
Distributions from net realized gains	-	-	(1.16)	(.18)	(1.95)	(2.28)
Total dividends and distributions	(.19)	(.31)	(1.46)	(.18)	(2.24)	(2.53)
Net asset value, end of period	$9.78	$8.83	$8.82	$16.31	$15.60	$15.11
Total return(a)	13.00%	4.15%	(40.29)%	5.70%	19.34%	6.50%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$109,097	$128,187	$168,217	$372,900	$393,111	$362,253
Average net assets (000)	$119,520	$129,379	$279,413	$392,564	$371,251	$366,301
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.81%	.83%	.71%	.69%(b)	.72%	.74%
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.71%	.69%(b)	.72%	.74%
Net investment income	1.74%	2.64%	2.40%	1.61%(b)	1.79%	1.48%
Portfolio turnover rate	32%	104%	77%	48%(c)	44%	90%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Less than $0.005 per share.
(e) Calculated based upon average shares outstanding during the period.
(f) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g) Does not include expenses of the underlying fund in which the Portfolio invests.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010(g)	2009(g)	2008(g)	2007(g)(h)	2006(g)
Net asset value, beginning of period	$8.79	$8.78	$16.24	$15.60	$15.07
Income (loss) from investment operations
Net investment income	.11	.15	.23	.15	.08
Net realized and unrealized gain (loss) on investments	.98	.13	(6.31)	.67	1.48
Total from investment operations	1.09	.28	(6.08)	.82	1.56
Less Dividends and distributions
Dividends from net investment income	(.15)	(.27)	(.22)	-(f)	(.24)
Dividends from net realized gains	-	-	(1.16)	(.18)	(.79)
Total dividends and distributions	(.15)	(.27)	(1.38)	(.18)	(1.03)
Net asset value, end of period	$9.73	$8.79	$8.78	$16.24	$15.60
Total return(a)	12.45%	3.59%	(40.60)%	5.24%	10.44%
Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of period (000)	$97,308	$70,291	$46,778	$30,958	$2,194
Average net assets (000)	$84,613	$53,491	$46,282	$14,046	$445
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.31%	1.33%	1.21%	1.19%(c)	1.22%(c)
Expenses, excluding distribution and service (12b-1) fees	.81%	.83%	.71%	.69%(c)	.72%(c)
Net investment income	1.21%	1.96%	1.90%	1.13%(c)	1.69%(c)
Portfolio turnover rate	32%	104%	77%	48%(d)	44%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f) Less than $0.005 per share.
(g) Calculated based upon average shares outstanding during the period.
(h) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i) Does not include expenses of the underlying fund in which the Portfolio invests.

SMALL CAP GROWTH PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010	2009	2008	2007 (d)(e)	2006	2005
Net asset value, beginning of period	$7.82	$7.25	$13.82	$12.14	$11.28	$10.79
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.02)	.02	(.01)	(.05)	(.07)
Net realized and unrealized gain (loss) on investments	2.03	.60	(6.59)	1.69	.91	.56
Total from investment operations	2.02	.58	(6.57)	1.68	.86	.49
Less dividends from net investment income	-	(.01)	-	-	-	-
Capital contributions	-(g)	-	-	-	-	-
Net asset value, end of period	$9.84	$7.82	$7.25	$13.82	$12.14	$11.28
Total Return(a)	25.83%	8.06%	(47.54)%	13.84%	7.62%	4.54%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$51,777	$52,671	$58,235	$137,630	$136,422	$143,366
Average net assets (000)	$53,128	$51,109	$97,771	$136,851	$140,489	$144,034
Ratios to average net assets:(f)
Expenses, including distribution and service (12b-1) fees	.96%	1.02%	.80%	.78% (b)	.84%	.91%
Expenses, excluding distribution and service (12b-1) fees	.96%	1.02%	.80%	.78% (b)	.84%	.91%
Net investment income (loss)	(.18)%	(.26)%	.17%	(.07)%(b)	(.39)%	(.62)%
Portfolio turnover rate	64%	92%	223%	87% (c)	96%	147%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f) Does not include expenses of the underlying fund in which the Portfolio invests.
(g) Less then $0.005 per share.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010	2009	2008	2007 (g)(h)	2006
Net asset value, beginning of period	$7.71	$7.17	$13.73	$12.12	$11.04
Income (loss) from investment operations:
Net investment loss	(.05)	(.04)	(.03)	(.06)	-(c)
Net realized and unrealized gain (loss) on investments	2.00	.58	(6.53)	1.67	1.08
Total from investment operations	1.95	.54	(6.56)	1.61	1.08
Capital contributions	-(c)	-	-	-	-
Net asset value, end of period	$9.66	$7.71	$7.17	$13.73	$12.12
Total Return(a)	25.29%	7.53%	(47.78)%	13.28%	9.78%
Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of period (000)	$41,025	$28,129	$18,607	$12,942	$898
Average net assets (000)	$35,238	$22,037	$18,762	$5,725	$186
Ratios to average net assets:(i)
Expenses, including distribution and service (12b-1) fees(f)	1.46%	1.52%	1.30%	1.28%(d)	1.34%(d)
Expenses, excluding distribution and service (12b-1) fees	.96%	1.02%	.80%	.78%(d)	.84%(d)
Net investment loss	(.72)%	(.77)%	(.39)%	(.56)%(d)	(.05)%(d)
Portfolio turnover rate	64%	92%	223%	87%(e)	96%(e)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of operations.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.
(f) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(g) Calculated based upon average shares outstanding during the period.
(h) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i) Does not include expenses of the underlying fund in which the Portfolio invests.

SMALL CAP VALUE PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(e)	2009(e)	2008	2007(e)(f)	2006	2005
Net asset value, beginning of period	$15.51	$14.21	$22.00	$20.47	$18.98	$21.84
Income (loss) from investment operations
Net investment income	.19	.20	.23	.25	.23	.18
Net realized and unrealized gain (loss) on investment transactions	3.45	1.41	(6.53)	1.39	3.09	2.06
Total from investment operations	3.64	1.61	(6.30)	1.64	3.32	2.24
Less dividends and distributions
Dividends from net investment income	(.20)	(.23)	(.28)	-(d)	(.22)	(.16)
Distributions from net realized gains	-	(.08)	(1.21)	(.11)	(1.61)	(4.94)
Total dividends and distributions	(.20)	(.31)	(1.49)	(.11)	(1.83)	(5.10)
Net asset value, end of period	$18.95	$15.51	$14.21	$22.00	$20.47	$18.98
Total return(a)	23.64%	11.82%	(30.23)%	8.04%	17.72%	10.10%

Ratios/Supplemental Data:	2010	2009(e)	2008	2007	2006	2005
Net assets, end of period (000)	$800,761	$538,202	$374,101	$411,690	$320,728	$259,115
Average net assets (000)	$674,452	$439,058	$414,364	$403,020	$290,505	$249,661
Ratios to average net assets(g)
Expenses, including distribution and service (12b-1) fees	.76%	.80%	.80%	.73%(b)	.80%	.79%
Expenses, excluding distribution and service (12b-1) fees	.76%	.80%	.80%	.73%(b)	.80%	.79%
Net investment income	1.07%	1.46%	1.38%	1.38%(b)	1.17%	.81%
Portfolio turnover rate	33%	48%	54%	32%(c)	36%	118%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)Annualized.
(c) Not annualized.
(d) Less than $0.005 per share.
(e) Calulated based upon average shares outstanding during the period.
(f) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(g) Does not include expenses of the underlying fund in which the Portfolio invests.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010(g)	2009(g)	2008	2007(g)(h)	2006
Net asset value, beginning of period	$15.41	$14.10	$21.90	$20.46	$20.05
Income (loss) from investment operations
Net investment income	.10	.13	.16	.13	.14
Net realized and unrealized gain (loss) on investments	3.41	1.42	(6.52)	1.42	1.74
Total from investment operations	3.51	1.55	(6.36)	1.55	1.88
Less dividends and distributions
Dividends from net investment income	(.12)	(.16)	(.23)	-(f)	(.18)
Distributions from net realized gains	-	(.08)	(1.21)	(.11)	(1.29)
Total dividends and distributions	(.12)	(.24)	(1.44)	(.11)	(1.47)
Net asset value, end of period	$18.80	$15.41	$14.10	$21.90	$20.46
Total return(a)	22.93%	11.37%	(30.57)%	7.55%	9.45%
Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of period (000)	$52,587	$33,574	$22,660	$15,112	$1,061
Average net assets (000)	$43,680	$26,425	$22,626	$6,828	$217
Ratios to average net assets(i)
Expenses, including distribution and service (12b-1) fees(e)	1.26%	1.30%	1.30%	1.23%(c)	1.30%(c)
Expenses, excluding distribution and service (12b-1) fees	.76%	.80%	.80%	.73%(c)	.80%(c)
Net investment income	.57%	.96%	.89%	.73%(c)	1.37%(c)
Portfolio turnover rate	33%	48%	54%	32%(d)	36%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f) Less than $0.005 per share.
(g) Calculated based upon average shares outstanding during the period.
(h) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(i) Does not include expenses of the underlying fund in which the Portfolio invests.

INTERNATIONAL EQUITY PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010(e)	2009(e)	2008(e)	2007(e)(f)	2006	2005
Net asset value, beginning of period	$10.83	$9.03	$20.13	$16.22	$13.99	$13.13
Income (loss) from investment operations:
Net investment income	.19	.17	.36	.39	.29	.22
Net realized and unrealized gain (loss) on investments	1.01	2.10	(8.86)	3.70	3.68	1.59
Total from investment operations	1.20	2.27	(8.50)	4.09	3.97	1.81
Less dividends and distributions:
Dividends from net investment income	(.16)	(.47)	(.41)	-	(.29)	(.28)
Distributions from net realized gains	-	-	(2.19)	(.18)	(1.45)	(.67)
Total dividends and distributions	(.16)	(.47)	(2.60)	(.18)	(1.74)	(.95)
Capital contributions	.03	-	-	-	-	-
Net asset value, end of period	$11.90	$10.83	$9.03	$20.13	$16.22	$13.99
Total return(a)	11.45%	26.84%	(47.99)%	25.33%	29.02%	14.12%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$98,978	$119,006	$123,970	$297,083	$268,314	$233,150
Average net assets (000)	$106,108	$110,053	$218,670	$277,744	$248,571	$221,543
Ratios to average net assets(b):
Expenses, including distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83%(c)	.93%	.99%
Expenses, excluding distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83%(c)	.93%	.99%
Net investment income	1.75%	1.94%	2.49%	2.61%(c)	1.73%	1.55%
Portfolio turnover rate	41%	38%	30%	37%(d)	41%	123%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Does not include expenses of the underlying fund in which the Portfolio invests.
(c) Annualized.
(d) Not Annualized.
(e) Calculated based upon average shares outstanding during the period.
(f) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010(f)	2009(f)	2008(f)	2007(f)(g)	2006
Net asset value, beginning of period	$10.78	$8.99	$20.04	$16.21	$16.09
Income (loss) from investment operations:
Net investment income	.14	.13	.29	.33	.16
Net realized and unrealized gain (loss) on investments	1.00	2.08	(8.84)	3.68	1.66
Total from investment operations	1.14	2.21	(8.55)	4.01	1.82
Less dividends and distributions:
Dividends from net investment income	(.11)	(.42)	(.31)	-	(.25)
Distributions from net realized gains	-	-	(2.19)	(.18)	(1.45)
Total dividends and distributions	(.11)	(.42)	(2.50)	(.18)	(1.70)
Capital contributions	.03	-	-	-	-
Net asset value, end of period	$11.84	$10.78	$8.99	$20.04	$16.21
Total return(a)	10.93%	26.13%	(48.30)%	24.85%	11.74%
Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of period (000)	$79,234	$57,184	$35,482	$26,811	$1,728
Average net assets (000)	$68,032	$43,233	$36,790	$11,612	$346
Ratios to average net assets: (h)
Expenses, including distribution and service (12b-1) fees(e)	1.54%	1.51%	1.33%	1.33%(c)	1.43%(c)
Expenses, excluding distribution and service (12b-1) fees	1.04%	1.01%	.83%	.83%(c)	.93%(c)
Net investment income	1.29%	1.46%	2.12%	2.20%(c)	.39%(c)
Portfolio turnover rate	41%	38%	30%	37%(d)	41%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f) Calculated based upon average shares outstanding during the period.
(g) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h) Does not include expenses of the underlying fund in which the Portfolio invests.

TOTAL RETURN BOND PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010	2009	2008	2007(d)(e)	2006	2005
Net asset value, beginning of period	$11.01	$9.93	$10.60	$10.38	$10.39	$10.64
Income (loss) from investment operations
Net investment income	.36	.47	.53	.39	.40	.38
Net realized and unrealized gain (loss) on investments	.68	1.84	(.68)	.22	.03	(.12)
Total from investment operations	1.04	2.31	(.15)	.61	.43	.26
Less dividends and distributions
Dividends from net investment income	(.36)	(.68)	(.52)	(.39)	(.44)	(.43)
Distributions from net realized gains	(.27)	(.55)	-	-	-	(.08)
Total dividends and distributions	(.63)	(1.23)	(.52)	(.39)	(.44)	(.51)
Capital contributions	-(h)	-	-	-	-	-
Net asset value, end of period	$11.42	$11.01	$9.93	$10.60	$10.38	$10.39
Total return(a)	9.82%	25.15%	(1.71)%	5.94%	4.27%	2.60%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$266,960	$217,784	$194,970	$183,262	$167,154	$161,675
Average net assets (000)	$242,590	$198,247	$206,986	$174,725	$162,621	$169,616
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.67%	.82%(g)	.73%	.64%(b)	.68%	.76%
Expenses, excluding distribution and service (12b-1) fees	.67%	.82%(g)	.73%	.64%(b)	.68%	.76%
Net investment income	3.28%	4.71%	4.86%	4.53%(b)	4.14%	3.72%
Portfolio turnover rate	369%	657%	697%	421%(c)	483%	366%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Annualized.
(c) Not Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f) Does not include expenses of the underlying fund in which the Portfolio invests.
(g) The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(h) Less than $0.005 per share.

Class R Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and period from 8/22/06(b) - 12/31/06)

Per Share Operating Performance:	2010	2009	2008	2007(f)(g)	2006
Net asset value, beginning of period	$10.93	$9.86	$10.54	$10.31	$10.31
Income (loss) from investment operations
Net investment income	.30	.42	.46	.33	.12
Net realized and unrealized gain (loss) on investments	.68	1.82	(.68)	.24	.01
Total from investment operations	.98	2.24	(.22)	.57	.13
Less dividends and distributions
Dividends from net investment income	(.30)	(.62)	(.46)	(.34)	(.13)
Distributions from net realized gains	(.27)	(.55)	-	-	-
Total dividends and distributions	(.57)	(1.17)	(.46)	(.34)	(.13)
Capital contributions	-(k)	-	-	-	-
Net asset value, end of period	$11.34	$10.93	$9.86	$10.54	$10.31
Total return(a)	9.33%	24.57%	(2.24)%	5.63%	1.27%
Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of period (000)	$102,992	$71,457	$53,218	$23,670	$1,503
Average net assets (000)	$86,806	$56,103	$42,474	$10,429	$246
Ratios to average net assets(h)
Expenses, including distribution and service (12b-1) fees(e)	1.17%	1.32%(i)	1.23%	1.14%(c)	1.18%(c)
Expenses, excluding distribution and service (12b-1) fees	.67%	.82(j)	.73%	.64%(c)	.68%(c)
Net investment income	2.79%	4.20%	4.39%	3.84%(c)	3.46%(c)
Portfolio turnover rate	369%	657%	697%	421%(d)	483%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each peiod reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(b) Commencement of operations.
(c) Annualized.
(d) Not annualized.
(e) The distributor of the Trust has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(f) Calculated based upon average shares outstanding during the period.
(g) For the ten months ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(h) Does not include expenses of the underlying fund in which the Portfolio invests.
(i) The annualized expense ratio without interest expense would have been 1.30% for the year ended October 31, 2009.
(j) The annualized expense ratio without interest expense would have been .80% for the year ended October 31, 2009.
(k) Less than $0.005 per share.

INTERMEDIATE-TERM BOND PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010	2009	2008	2007(e)	2006	2005
Net asset value, beginning of period	$10.85	$10.27	$10.25	$10.13	$10.18	$10.36
Income (loss) from investment operations
Net investment income	.27	.36	.44	.40	.43	.36
Net realized and unrealized gain (loss) on investments	.66	1.27	.08	.11	(.03)	(.16)
Total from investment operations	.93	1.63	.52	.51	.40	.20
Less dividends and distributions
Dividends from net investment income	(.28)	(.42)	(.50)	(.39)	(.45)	(.38)
Distributions from net realized gains	(.54)	(.63)	-	-	-	-(b)
Total dividends and distributions	(.82)	(1.05)	(.50)	(.39)	(.45)	(.38)
Capital contributions	-(b)	-	-	-	-	-
Net asset value, end of period	$10.96	$10.85	$10.27	$10.25	$10.13	$10.18
Total Return(a)	9.07%	17.01%	5.07%	5.13%	4.12%	1.88%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$248,817	$245,517	$204,548	$233,423	$245,223	$262,177
Average net assets (000)	$247,716	$218,911	$227,475	$235,800	$249,376	$278,441
Ratios to average net assets(f)
Expenses, including distribution and service (12b-1) fees	.66%(g)	.74%(g)	.60%	.58%(c)	.64%	.63%
Expenses, excluding distribution and service (12b-1) fees	.66%(g)	.74%(g)	.60%	.58%(c)	.64%	.63%
Net investment income	2.53%	3.47%	4.21%	4.71%(c)	4.23%	3.48%
Portfolio turnover rate	938%	527%	395%	284%(d)	134%	208%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) Less than $0.005 per share.
(c) Annualized.
(d) Not Annualized.
(e) For the ten month period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f) Does not include expenses of the underlying fund in which the Portfolio invests.
(g) The annualized expense ratio without interest expense would have been .64% and .69%, respectively, for the years ended October 31, 2010 and 2009.

MORTGAGE-BACKED SECURITIES PORTFOLIO

Class T Shares (Fiscal years ended 10/31/10-08, ten months ended 10/31/07 and fiscal years ended 12/31/06-05)

Per Share Operating Performance:	2010	2009	2008	2007(e)	2006	2005
Net asset value, beginning of period	$9.96	$9.26	$9.95	$9.99	$10.10	$10.39
Income from investment operations:
Net investment income	.54	.70	.63	.41	.44	.50
Net realized and unrealized gain (loss) on investments	.64	.74	(.66)	(.03)	(.07)	(.27)
Total from investment operations	1.18	1.44	(.03)	.38	.37	.23
Less dividends:
Dividends from net investment income	(.54)	(.74)	(.66)	(.39)	(.48)	(.52)
Tax return of capital	--	--	--	(.03)	--	--
Total dividends and distribtuions	(.54)	(.74)	(.66)	(.42)	(.48)	(.52)
Net asset value, end of period	$10.60	$9.96	$9.26	$9.95	$9.99	$10.10
Total return(a)	12.13%	16.20%	(.36)%	3.89%	3.82%	2.29%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006	2005
Net assets, end of period (000)	$36,157	$41,112	$51,368	$73,581	$75,471	$82,195
Average net assets (000)	$38,594	$44,081	$64,999	$75,508	$77,483	$89,756
Ratios to average net assets:(f)
Expenses, including distribution and service (12b-1) fees	.88%(b)	1.07%(b)	1.94%(b)	1.82%(b)(c)	1.89%(b)	1.70%(b)
Expenses, excluding distribution and service (12b-1) fees	.88%(b)	1.07%(b)	1.94%(b)	1.82%(b)(c)	1.89%(b)	1.70%(b)
Net investment income	5.23%	7.35%	6.34%	4.91%(c)	4.46%	4.91%
Portfolio turnover rate	646%	425%	338%	318%(d)	471%	251%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b) The annualized expense ratio without interest expense would have been .87%, .79%, and .70%, respectively, for the years ended October 31, 2010, 2009, and 2008, .76% for the ten months ended October 31, 2007, and 0.94% and 0.91%, respectively, for the fiscal years ended December 31, 2006 and 2005.
(c) Annualized
(d) Not Annualized
(e) For the ten months period ended October 31, 2007. The Trust changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
(f) Does not include expenses of the underlying fund in which the Portfolio invests.

GLOSSARY

PORTFOLIO INDEXES

Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays Capital.

Barclays Capital Intermediate Government/Credit Bond Index. The Barclays Capital Intermediate Government/Credit Bond Index is an unmanaged index of publicly traded U.S. government bonds and investment grade corporate bonds with maturities of up to 10 years which gives a broad look at how intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Lipper Inc.

Barclays Capital Mortgage Backed Securities Index. The Barclays Capital Mortgage Backed Securities Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by GNMA, FNMA and FHMLC mortgage pools and balloon mortgages with fixed-rate coupons. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes.Source: Bloomberg, L.P.

Citigroup Mortgage Backed Securities Index. The Citigroup Mortgage Backed Securities Index is an unmanaged index of 30- and 15-year mortgage-related securities issued by U.S. Government agencies which gives a broad look at how mortgage-backed securities have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Bloomberg, L.P.

MSCI EAFE ND Index. The Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index is a weighted unmanaged index of performance that reflects stock price movements of developed-country markets in Europe, Australasia and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the MSCI EAFE ND Index may be very different from those in the Fund. Source: Lipper Inc.

Russell 2000 Index. The Russell 2000 Index is an unmanaged index of the stocks of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how the stock prices of smaller companies have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Russell Investments

Russell 1000 Growth Index. The The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes.Source: Lipper Inc.

Russell 2000 Growth Index. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index generally have higher price-to-book and price-to-earnings ratios. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes.Source: Lipper Inc.

Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Standard & Poor's Corporation.

Lipper Averages: Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The securities in the indices listed below may be very different from those in their corresponding Portfolio(s).

  Large Cap Growth Portfolio. The Lipper Average is based on the average returns of all mutual funds in the Lipper Large-Cap Growth Funds category. Source: Lipper Inc.
  Large Cap Value Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Value Funds category. Source: Lipper Inc.
  Small Cap Growth Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Growth Funds category. Source: Lipper Inc.
  Small Cap Value Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Small-Cap Core Funds category. Source: Lipper Inc.
  International Equity Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper International Large Cap Core category. Source: Lipper Inc.
  Total Return Bond Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt Funds BBB-rated category. Source: Lipper Inc.
  Intermediate Term Bond Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment-Grade Debt Funds category. Source: Lipper Inc.
  Mortgage-Backed Securities Portfolio. The Lipper Average is based on the average return of all mutual funds in the Lipper U.S. Mortgage Funds category. Source: Lipper I

Back Cover

The TARGET Portfolio Trust		NASDAQ	CUSIP
Large Capitalization Growth	Class T	TALGX	875921207
	Class R	TLCRX	875921868
Large Capitalization Value	Class T	TALVX	875921108
	Class R	TLVRX	875921850
Small Capitalization Growth	Class T	TASGX	875921405
	Class R	TSCRX	875921835
Small Capitalization Value	Class T	TASVX	875921306
	Class R	TSVRX	875921843
International Equity	Class T	TAIEX	875921504
	Class R	TEQRX	875921827
	Class Q	TIEQX	875921793

The TARGET Portfolio Trust		NASDAQ	CUSIP
Total Return Bond	Class T	TATBX	875921884
	Class R	TTBRX	875921819
Intermediate-Term Bond	Class T	TAIBX	875921801
Mortgaged Backed Securities	Class T	TGMBX	875921702
FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudential.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
TMF158STAT	The Portfolios' Investment Company Act File No. 811-07064